UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2017

CF Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 Village Center Circle

Las Vegas, Nevada 89134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 323-7331

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 17, 2017, CF Corporation (the “Company”) and Fidelity & Guaranty Life (“FGL”) issued a joint press release (the “Press Release”) reporting on the status of their previously announced merger transaction in which the Company will acquire FGL. We have furnished as Exhibit 99.1 hereto a copy of the Press Release.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information For Investors and Shareholders

In connection with the proposed business combination, the Company has filed a preliminary proxy statement and will file a definitive proxy statement with the United States Securities and Exchange Commission (“SEC”). The Company’s shareholders and other interested persons are advised to read the preliminary proxy statement and, when available, any amendments thereto and the definitive proxy statement and documents incorporated by reference therein as these materials will contain important information about FGL, the Company and the business combination. When available, the definitive proxy statement and other relevant materials will be mailed to shareholders of the Company as of a record date to be established for voting on the business combination. Shareholders may obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: CF Corporation, 1701 Village Center Circle, Las Vegas, Nevada 89134, Attention: Douglas B. Newton, Chief Financial Officer (212) 355-5515 or by accessing the Company’s website at www.cfcorpandfidelity.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to CF Corporation, 1701 Village Center Circle, Las Vegas, Nevada 89134, Attention: Douglas B. Newton, Chief Financial Officer (212) 355-5515. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the business combination when available.

FGL and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be included in the definitive proxy statement for the business combination when available.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

No Assurances

There can be no assurance that the proposed business combination will be completed, nor can there be any assurance, if the business combination is completed, that the potential benefits of combining the companies will be realized. The description of the business combination contained herein is only a summary and is qualified in its entirety by reference to the definitive agreements relating to the business combination, copies of which have been filed by the Company with the SEC as an exhibit to a Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The Company incorporates by reference the Exhibit Index following the signature page to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF CORPORATION

Dated: July 17, 2017	By:	/s/ Douglas B. Newton
Name: Douglas B. Newton
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 17, 2017.